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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 27, 2003


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                         0-20574                 51-0340466
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On October 27, 2003, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Cleveland, Ohio." A copy of the press release is attached as Exhibit 99.1.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 27, 2003            THE CHEESECAKE FACTORY INCORPORATED



                                     By:  /s/ GERALD W. DEITCHLE
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                                          Gerald W. Deitchle
                                          President and Chief Financial Officer
                                          (Principal Financial Officer)


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                                  EXHIBIT INDEX

  Exhibit      Description
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    99.1       Press Release dated October 27, 2003 entitled "The Cheesecake
               Factory Opens in Cleveland, Ohio."


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